Exhibit 32.2

iDNA, INC.
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO RULE 13a-14(b) OF THE SECURITIES
EXCHANGE ACT OF 1934 AND
18 U.S.C. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Robert V. Cuddihy, Jr., Chief Financial Officer of iDNA, Inc., a Delaware corporation (the “Registrant”), in connection with the Registrant’s Annual Report on Form 10-K for the year ended January 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), do hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Robert V. Cuddihy, Jr.
Name: Robert V. Cuddihy, Jr.
Title: Chief Financial Officer
Date: May 14, 2008